UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 4, 2006

COLGATE-PALMOLIVE COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-644-2	13-1815595
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

300 Park Avenue, New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (212) 310-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 4, 2006, at the Annual Meeting of Stockholders, the stockholders of the Company approved the Colgate-Palmolive Company 2007 Stock Plan for Non-Employee Directors (the “Director Stock Plan”).

The Director Stock Plan is substantially similar to and will replace the existing Colgate-Palmolive Company Stock Plan for Non-Employee Directors which is due to expire on December 31, 2006. Both plans provide for an annual grant of 2,600 shares of Common Stock to non-employee directors. The Plan will be effective as of January 1, 2007 and expire on December 31, 2016. A more detailed description of the terms of the Director Stock Plan can be found in the Company’s Proxy Statement for the 2006 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on March 31, 2006 (the “2006 Notice of Meeting and Proxy Statement”). See appendix A to the 2006 Notice of Meeting and Proxy Statement for a copy of the plan.

Item 8.01.	Other Events.

Submission of Matters to a Vote of Security Holders

The Company’s annual meeting of stockholders was held on May 4, 2006. The matters voted on and the results of the vote were as follows:

(a)

John T. Cahill, Jill K. Conway, Ellen M. Hancock, David W. Johnson, Richard J. Kogan, Delano E. Lewis, Reuben Mark, J. Pedro Reinhard and Howard B. Wentz, Jr. were elected directors of the Company. The results of the vote were as follows:

	Votes Received	Votes Withheld
John T. Cahill	443,881,697 (93.7%)	29,628,769 (6.3%)
Jill K. Conway	456,250,754 (96.3%)	17,259,712 (3.7%)
Ellen M. Hancock	455,376,278 (96.2%)	18,134,188 (3.8%)
David W. Johnson	455,434,270 (96.2%)	18,076,196 (3.8%)
Richard J. Kogan	441,440,594 (93.2%)	32,069,872 (6.8%)
Delano E. Lewis	463,483,803 (97.9%)	10,026,663 (2.1%)
Reuben Mark	452,599,545 (95.6%)	20,910,921 (4.4%)
J. Pedro Reinhard	461,445,529 (97.4%)	12,064,937 (2.6%)
Howard B. Wentz, Jr.	442,482,414 (93.4%)	31,028,052 (6.6%)

(b)

The ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2006 was approved. The results of the vote were as follows:

Votes For	Votes Against	Abstentions
463,051,455 (97.8%)	7,082,863 (1.5%)	3,376,148 (0.7%)

(c)	The Colgate-Palmolive Company 2007 Stock Plan for Non-Employee Directors was approved. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
351,494,095 (88.4%)	41,042,554 (10.3%)	5,003,835 (1.3%)	75,969,982

(d)	A stockholder proposal regarding an independent board chairman was not approved. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
66,746,479 (16.8%)	325,553,264 (81.9%)	5,240,741 (1.3%)	75,969,982

(e)	A stockholder proposal regarding executive compensation was not approved. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
142,498,404 (35.8%)	249,505,780 (62.8%)	5,536,300 (1.4%)	75,969,982

For information regarding voting procedures, please see the Company’s 2006 Notice of Meeting and Proxy Statement.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

10	Colgate-Palmolive Company 2007 Stock Plan for Non-Employee Directors. (Registrant hereby incorporates by reference to appendix A to its 2006 Notice of Meeting and Proxy Statement.)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLGATE-PALMOLIVE COMPANY

Date: May 8, 2006	By: /s/ Andrew D. Hendry
Name: Andrew D. Hendry
Title: Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

10	Colgate-Palmolive Company 2007 Stock Plan for Non-Employee Directors. (Registrant hereby incorporates by reference to appendix A to its 2006 Notice of Meeting and Proxy Statement.)